Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Consolidated Balance Sheets
Accounts receivable, allowance for doubtful accounts (in dollars)	$ 43,066	$ 41,854	$ 47,469
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares issued	100	100	100
Common stock, shares outstanding	100	100	100